TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Trade receivables:
Trade receivables	$ 205,092	$ 236,462
Allowance for expected credit losses	(8,991)	(18,502)	$ (17,423)
Trade receivables, net	196,101	217,960
Other receivables:
Prepaid expenses	3,882	2,936
Institutions	463	773
Pledged deposits	449	525
Other	1,322	345
Total other receivables	$ 6,116	$ 4,579